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                                                                 EXHIBIT (25)(a)
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                    ----------------------------------------

                            THE CHASE MANHATTAN BANK

               (Exact name of trustee as specified in its charter)



New York                                                              13-4994650

(State of incorporation                                         (I.R.S. employer

if not a national bank)                                      identification No.)



270 Park Avenue

New York, New York                                                         10017

(Address of principal executive offices)                              (Zip Code)



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                               William H. McDavid

                                 General Counsel

                                 270 Park Avenue

                            New York, New York 10017

                               Tel: (212) 270-2611

            (Name, address and telephone number of agent for service)

                   -------------------------------------------

                   International Business Machines Corporation

               (Exact name of obligor as specified in its charter)



New York                                                              13-0871985

(State or other jurisdiction of                                 (I.R.S. employer

incorporation or organization)                               identification No.)



New Orchard Road

Armonk, NY                                                                 10504

(Address of principal executive offices)                              (Zip Code)



                                 Debt Securities

                       (Title of the indenture securities)



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                                    GENERAL



Item 1.  General Information.



         Furnish the following information as to the trustee:



         (a) Name and address of each examining or supervising authority to which it is subject.



              New York State Banking Department, State House, Albany, New York 12110.



              Board of Governors of the Federal Reserve System, Washington, D.C., 20551



              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.



              Federal Deposit Insurance Corporation, Washington, D.C., 20429.



          (b) Whether it is authorized to exercise corporate trust powers.



              Yes.





Item 2.  Affiliations with the Obligor.



         If the obligor is an affiliate of the trustee, describe each such affiliation.



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         None.



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Item 16.   List of Exhibits



         List below all exhibits filed as a part of this Statement of Eligibility.



         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).



         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).



         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.



         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).



         5. Not applicable.



         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).



         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.



         8. Not applicable.


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         9. Not applicable.



                                    SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of December, 1998.



                                                 THE CHASE MANHATTAN BANK



                                                 By: /s/ Michael A. Smith
                                                     --------------------
                                                     Michael A. Smith

                                                     Vice President



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                              Exhibit 7 to Form T-1





                                Bank Call Notice



                             RESERVE DISTRICT NO. 2

                       CONSOLIDATED REPORT OF CONDITION OF



                            The Chase Manhattan Bank

                  of 270 Park Avenue, New York, New York 10017

                     and Foreign and Domestic Subsidiaries,

                     a member of the Federal Reserve System,



                 at the close of business September 30, 1998, in

         accordance with a call made by the Federal Reserve Bank of this

         District pursuant to the provisions of the Federal Reserve Act.



                                                     Dollar Amounts

      ASSETS                                         in Millions





Cash and balances due from depository institutions:



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

     Noninterest-bearing balances and

     currency and coin .......................................................$  11,951

     Interest-bearing balances ...................................................4,551

Securities:

Held to maturity securities.......................................................1,740

Available for sale securities ...................................................48,537

Federal funds sold and securities purchased under

     agreements to resell .......................................................29,730

Loans and lease financing receivables:

     Loans and leases, net of unearned income ...........................$ 127,379

     Less: Allowance for loan and lease losses ..............................2,719

     Less: Allocated transfer risk reserve ...............................       0
                                                                                 -

     Loans and leases, net of unearned income,

     allowance, and reserve .................................................   124,660

Trading Assets ..................................................................51,549

Premises and fixed assets (including capitalized

     leases)......................................................................3,009

Other real estate owned ............................................................272

Investments in unconsolidated subsidiaries and

     associated companies ..........................................................300

Customers' liability to this bank on acceptances

     outstanding .................................................................1,329

Intangible assets ................................................................1,429

Other assets ....................................................................13,563


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TOTAL ASSETS .................................................................$ 292,620


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                                   LIABILITIES



Deposits

     In domestic offices .....................................................$  98,760

     Noninterest-bearing ...............................$39,071

     Interest-bearing ...............................59,689
                                                    -------

     In foreign offices, Edge and Agreement,

     subsidiaries and IBF's .....................................................75,403

     Noninterest-bearing ........................................$ 3,877

     Interest-bearing ............................................71,526



Federal funds purchased and securities sold under agree-

ments to repurchase .............................................................34,471

Demand notes issued to the U.S. Treasury ........................                 1,000

Trading liabilities .............................................................41,589



Other borrowed money (includes mortgage indebtedness

     and obligations under capitalized leases):

     With a remaining maturity of one year or less ...........                    3,781

     With a remaining maturity of more than one year .

          through three years.......................................................213

       With a remaining maturity of more than three years...........................104

Bank's liability on acceptances executed and outstanding                          1,329

Subordinated notes and debentures ................................................5,408



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Other liabilities ...............................................................12,041



TOTAL LIABILITIES ..............................................................274,099
                                                                               --------



                                 EQUITY CAPITAL



Perpetual preferred stock and related surplus                                         0

Common stock .....................................................................1,211

Surplus  (exclude all surplus related to preferred stock)...                     10,441

Undivided profits and capital reserves .......................................... 6,287

Net unrealized holding gains (losses)

on available-for-sale securities ...............................................    566

Cumulative foreign currency translation adjustments .........                        16



TOTAL EQUITY CAPITAL ........................................................... 18,521

                                                                                 ------

TOTAL LIABILITIES AND EQUITY CAPITAL ......................................... $292,620





I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has

been prepared in conformance with the instructions issued

by the appropriate Federal regulatory authority and is true

to the best of my knowledge and belief.


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                                    JOSEPH L. SCLAFANI



We, the undersigned directors, attest to the correctness

of this Report of Condition and declare that it has been

examined by us, and to the best of our knowledge and

belief has been prepared in conformance with the in-

structions issued by the appropriate Federal regulatory

authority and is true and correct.



                                    WALTER V. SHIPLEY         )

                                    THOMAS G. LABRECQUE       ) DIRECTORS

                                    WILLIAM B. HARRISON, JR.  )